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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 31, 2004


                  CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of March 31, 2004, relating to the Revolving
              Home Equity Loan Asset Backed Notes, Series 2004-B).


                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

  Delaware                         333-109272                     95-4596514
----------------------------       ----------                     ----------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
           of Incorporation)       File Number)             Identification No.)


4500 Park Granada
Calabasas, California                                  91302
---------------------                                 -------
(Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
                                                   --------------

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Item 5.  Other Events.
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Filing of Certain Materials
---------------------------

         In connection with the issuance by CWABS Master Trust out of the Series 2004-B Subtrust of Revolving Home Equity Loan Asset Backed Notes, Series 2004-B (the "Notes"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

         8.1  Opinion of Sidley Austin Brown & Wood LLP re Tax Matters.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWABS, INC.



                                   By: /s/   Celia Coulter
                                       -------------------
                                      Name:  Celia Coulter
                                      Title:  Vice President



Dated:  March 31, 2004


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                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

8.1   Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters           5